UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21488

Cohen & Steers Utility Fund, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Adam M. Derechin Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2007

Item 1. Reports to Stockholders.

COHEN & STEERS UTILITY FUND, INC.

February 8, 2008

To Our Shareholders:

We are pleased to submit to you our report for the year ended December 31, 2007. The net asset values per share at that date were $17.47, $17.39, $17.40 and $17.51 for Class A, Class B, Class C and Class I shares, respectively. In addition, a distribution was declared for shareholders of record on December 28, 2007 and paid on December 31, 2007 to all four classes of shares.a The distribution was as follows:

	Total Distribution	Ordinary Income	Short-Term Capital Gain	Long-Term Capital Gain
Class A	$2.924	$0.025	$0.593	$2.306
Class B	$2.899	—	$0.593	$2.306
Class C	$2.899	—	$0.593	$2.306
Class I	$2.942	$0.043	$0.593	$2.306

The total return, including income and change in net asset value, for the fund and the comparative benchmarks were:

	Six Months Ended December 31, 2007	Year Ended December 31, 2007
Cohen & Steers Utility Fund—Class A	9.48%	23.84%
Cohen & Steers Utility Fund—Class B	9.17%	23.14%
Cohen & Steers Utility Fund—Class C	9.17%	23.04%
Cohen & Steers Utility Fund—Class I	9.71%	24.36%
S&P 1500 Utilities Index[b]	8.33%	16.46%
S&P 500 Index[b]	–1.37%	5.49%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns of the fund current to the most recent month-end can be obtained by visiting our Web site at cohenandsteers.com. Performance quoted does not reflect the deduction of the maximum 4.5% initial sales charge on Class A shares or the 5% and 1% maximum contingent deferred sales charge on Class B and Class C shares, respectively. If such charges were included, returns would have been lower.

a  Please note that distributions paid by the fund to shareholders are subject to recharacterization for tax purposes. The final tax treatment of these distributions is reported to shareholders after the close of the calendar year.

b  S&P 1500 Utilities Index is an unmanaged market capitalization weighted index of 75 companies whose primary business involves the generation, transmission and/or distribution of electricity and/or natural gas. The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance.

COHEN & STEERS UTILITY FUND, INC.

Investment Review

Utilities outperformed the broad U.S. stock market by a wide margin in 2007, registering their fifth consecutive year of double-digit returns as measured by the S&P 1500 Utilities Index. Utilities securities continued to benefit from strong fundamentals—robust demand and tight supply have resulted in high power prices across the country. This has helped the group's earnings growth stay well above its historical average, given that retail demand for electricity and natural gas is relatively inelastic.

Utilities also benefited from their relatively defensive nature. Many segments of the industry operate with regulated pricing, supporting relatively stable revenues and cash flows. This proved to be an attractive feature amid tightening credit markets and concerns over the economy.

Securities of non-regulated utilities performed well as a group. These companies benefit from the opportunity to sell electricity at market prices. While their stocks can be more volatile than regulated utilities, they have been a significant beneficiary of strong energy fundamentals and high wholesale commodity prices over the past few years.

M&A activity slows, but there were notable deals

Merger and acquisition activity involving utilities slowed in a year that saw transactions across all industry groups come to a near halt (as liquidity dried up). However, TXU Corp. was acquired by a private equity consortium led by Kohlberg Kravis Roberts. Announced in February, the deal faced significant completion risk when tighter credit markets made it more challenging for the banks that provided the financing to resell their loans to institutional investors. The deal was nevertheless completed in October in a $45 billion transaction, the largest-ever leveraged buyout of any type. Also in October, Puget Energy announced that it would be acquired by a private consortium that includes Macquarie Infrastructure Partners, at a 25% premium over the previous day's stock price (the takeover has not been completed as of this writing).

Outperformance due in part to international holdings

The fund outperformed the S&P 1500 Utilities Index by a significant margin. The largest contributor was our allocation to non-U.S. utilities, which accounted for about 12% of the fund and are not included in the index. These companies have been aided by a trend of rising power prices throughout Europe. Detracting somewhat from performance were our overweights in certain higher-growth regulated utilities that did not benefit from higher prices.

Fund name to change and mandate to expand

On January 22, 2008, the fund's board of directors approved, effective April 1, 2008, changing the fund's name to Cohen & Steers Global Infrastructure Fund, Inc. and changing the fund's investment policy to provide that, under normal market conditions, the fund will invest at least 80% of its net assets in U.S. and non-U.S. common stocks and other equity securities issued by infrastructure companies.

The change was prompted by the growing global need for essential services, which, coupled with strained delivery systems, offers attractive investment opportunities. We will seek to expand our infrastructure investment theme beyond utilities to include companies involved in pipelines and transportation infrastructure—although utilities will still comprise the majority of the fund. Like utilities, the transportation infrastructure sector is expected to benefit from high barriers to entry, constructive regulation and stable cash flows.

COHEN & STEERS UTILITY FUND, INC.

Investment Outlook

In addition to potentially benefiting from their defensive characteristics within a slowing economy (utilities have often outperformed the broader market during periods of economic weakness), utilities in our view could continue to draw support from existing trends. Earnings growth is expected to remain at historically high levels—about three times the group's longtime average. This forecast is supported by higher prices for electricity and natural gas, amid continued strong demand, and more importantly, limited supply growth.

We believe that earnings growth will also be driven by new infrastructure investment, as utilities look to replace aging assets and expand existing networks. Regulated utilities, which account for a significant portion of the fund's holdings, earn a defined rate of rate of return on these investments. We believe that two of the most significant infrastructure opportunities are in electricity transmission and natural gas pipelines.

Another long-term investment theme for the fund is potential carbon regulation. We have significant positions in utilities that produce electricity from nuclear and renewable resources such as hydro electric and wind power. If and when new carbon-limiting policies are enacted, these companies are likely to benefit.

Regarding valuations, we believe that utility stocks remain attractive, given their strong projected earnings growth and reasonable valuations—modestly above the historical average. While we expect overall market volatility to remain high, we believe utilities offer the potential for attractive total returns over time.

Sincerely,

MARTIN COHEN	ROBERT H. STEERS

Co-chairman	Co-chairman

ROBERT S. BECKER

Portfolio Manager

The views and opinions in the preceding commentary are as of the date stated and are subject to change. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about any of our funds, visit cohenandsteers.com, where you'll find daily net asset values, fund fact sheets and portfolio highlights. You can also access newsletters, education tools and market updates covering REIT, utility and preferred securities sectors.

In addition, our Web site contains comprehensive information about our firm, including our most recent press releases, profiles of our senior investment professionals, and an overview of our investment approach.

COHEN & STEERS UTILITY FUND, INC.

Performance Review (Unaudited)

Cohen & Steers Utility Fund—Class A

Growth of a $10,000 Investment

Cohen & Steers Utility Fund—Class B

Growth of a $10,000 Investment

Cohen & Steers Utility Fund—Class C

Growth of a $10,000 Investment

Cohen & Steers Utility Fund—Class I

Growth of a $1,000,000 Investment

COHEN & STEERS UTILITY FUND, INC.

Performance Review (Unaudited)—(Continued)

Average Annual Total Returns—For Periods Ended December 31, 2007

	Class A Shares	Class B Shares	Class C Shares	Class I Shares
1 Year (with sales charge)	18.26%[b]	18.14%[c]	22.04%[e]	—
1 Year (without sales charge)	23.84%	23.14%	23.04%	24.36%
Since Inception[f] (with sales charge)	19.95%[b]	20.14%[d]	20.89%	—
Since Inception[f] (without sales charge)	21.47%	20.66%	20.89%	21.88%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance information current to the most recent month-end can be obtained by visiting our Web site at cohenandsteers.com. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The annulized gross and net expense ratios, respectively, for each class of shares as disclosed in the May 1, 2007 prospectuses were as follows: Class A—1.54% and 1.50%; Class B—2.14% and 2.14%; Class C—2.19% and 2.15%; and Class I—1.14% and 1.14%. Through December 31, 2008, the advisor has contractually agreed to waive its fee and/or reimburse the fund for expenses incurred to the extent necessary to maintain the fund's annual operating expenses at 1.50% for Class A shares, 2.15% for both Class B and Class C shares and 1.15% for Class I shares.

a  The comparative indexes are not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the fund's performance. The fund's performance assumes the reinvestment of all dividends and distributions. For more information, including charges and expenses, please read the prospectus carefully before you invest.

b  Reflects a 4.50% front-end sales charge.

c  Reflects a contingent deferred sales charge of 5%.

d  Reflects a contingent deferred sales charge of 3%.

e  Reflects a contingent deferred sales charge of 1%.

f  Inception date of May 3, 2004.

COHEN & STEERS UTILITY FUND, INC.

Expense Example
(Unaudited)

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs including management fees; distribution and/or service (12b-1) fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2007 – December 31, 2007.

Actual Expenses

The first line of the table below provides information about actual account values and expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

COHEN & STEERS UTILITY FUND, INC.

Expense Example (Unaudited)—(Continued)

	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period* July 1, 2007– December 31, 2007
Class A
Actual (9.48% return)	$1,000.00	$1,094.80	$7.92
Hypothetical (5% annual return before expenses)	$1,000.00	$1,017.64	$7.63
Class B
Actual (9.17% return)	$1,000.00	$1,091.70	$11.34
Hypothetical (5% annual return before expenses)	$1,000.00	$1,014.37	$10.92
Class C
Actual (9.17% return)	$1,000.00	$1,091.70	$11.34
Hypothetical (5% annual return before expenses)	$1,000.00	$1,014.37	$10.92
Class I
Actual (9.71% return)	$1,000.00	$1,097.10	$6.08
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.41	$5.85

*  Expenses are equal to the fund's Class A, Class B, Class C and Class I annualized expense ratio of 1.50%, 2.15%, 2.15% and 1.15%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). If the fund had borne all of its expenses that were assumed by the advisor, the annualized expense ratios would have been 1.66%, 2.30%, 2.28% and 1.36%, respectively.

COHEN & STEERS UTILITY FUND, INC.

DECEMBER 31, 2007

Top Ten Holdings
(Unaudited)

Security	Market Value	% of Net Assets
Entergy Corp.	$4,781,278	5.1%
Exelon Corp.	4,737,977	5.1
Constellation Energy Group	3,907,008	4.2
FirstEnergy Corp.	3,888,564	4.2
FPL Group	3,796,154	4.1
Public Service Enterprise Group	3,685,474	3.9
Sempra Energy	3,425,491	3.7
AT&T	3,177,137	3.4
PPL Corp.	2,712,431	2.9
Allegheny Energy	2,676,200	2.9

Sector Breakdown

(Based on Net Assets)
(Unaudited)

COHEN & STEERS UTILITY FUND, INC.

SCHEDULE OF INVESTMENTS

December 31, 2007

		Number of Shares	Value
COMMON STOCK	90.2%
ENERGY—OIL & GAS STORAGE & TRANSPORATION	3.6%
DCP Midstream Partners LP		13,342	$613,065
Spectra Energy Corp.		31,321	808,708
Williams Cos. (The)		38,028	1,360,642
Williams Partners LP		16,187	634,530
			3,416,945
INFORMATION TECHNOLOGY	1.2%
IT CONSULTING & OTHER SERVICES	0.8%
Ener NOC[a]		14,678	720,690
ELECTRONIC EQUIPMENT MANUFACTURER	0.4%
Comverge[a]		13,900	437,711
TOTAL INFORMATION TECHNOLOGY			1,158,401
TELECOMMUNICATION SERVICES	7.8%
INTEGRATED TELECOMMUNICATION SERVICES	5.7%
AT&T		76,447	3,177,137
Verizon Communications		49,937	2,181,748
			5,358,885
WIRELESS TELECOMMUNICATION SERVICES	2.1%
America Movil SAB de CV (ADR) (Mexico)		15,697	963,639
American Tower Corp.[a]		22,073	940,309
			1,903,948
TOTAL TELECOMMUNICATION SERVICES			7,262,833
UTILITIES	77.6%
ELECTRIC UTILITIES	48.4%
Allegheny Energy		42,072	2,676,200
American Electric Power Co.		48,261	2,247,032
CEZ AS (Germany)		14,442	1,087,419
DPL		29,302	868,804
Duke Energy Corp.		70,981	1,431,687
E.ON AG (ADR) (Germany)		29,226	2,051,665
Edison International		28,686	1,530,972

See accompanying notes to financial statements.

COHEN & STEERS UTILITY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

		Number of Shares	Value
Electricite de France (France)		19,289	$2,297,857
Entergy Corp.		40,004	4,781,278
Exelon Corp.		58,035	4,737,977
FirstEnergy Corp.		53,754	3,888,564
Fortum Oyj (Finland)		50,034	2,253,820
FPL Group		56,007	3,796,154
Iberdrola Renovables (Spain)[a]		75,000	619,544
ITC Holdings Corp.		16,481	929,858
Northeast Utilities		46,645	1,460,455
Pepco Holdings		62,000	1,818,460
PPL Corp.		52,072	2,712,431
Scottish and Southern Energy PLC (United Kingdom)		42,067	1,371,638
Sierra Pacific Resources		28,664	486,715
Southern Co.		56,646	2,195,033
			45,243,563
GAS UTILITIES	5.1%
EnergySouth		12,076	700,408
Equitable Resources		35,986	1,917,334
Northwest Natural Gas Co.		4,905	238,677
Questar Corp.		8,064	436,263
South Jersey Industries		12,753	460,256
Southern Union Co.		35,397	1,039,256
			4,792,194
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS	8.0%
AES Corp. (The)[a]		100,755	2,155,150
Constellation Energy Group		38,106	3,907,008
NRG Energy[a]		33,166	1,437,414
			7,499,572
MULTI UTILITIES	16.1%
CMS Energy Corp.		22,753	395,447
Dominion Resources		43,611	2,069,342
PG&E Corp.		53,562	2,307,987
Public Service Enterprise Group		37,515	3,685,474

See accompanying notes to financial statements.

COHEN & STEERS UTILITY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2007

		Number of Shares	Value
RWE AG (Germany)		5,867	$823,473
Sempra Energy		55,357	3,425,491
TECO Energy		14,715	253,245
United Utilities PLC (United Kingdom)		15,400	231,754
Wisconsin Energy Corp.		16,128	785,595
Xcel Energy		47,109	1,063,250
			15,041,058
TOTAL UTILITIES			72,576,387
TOTAL COMMON STOCK (Identified cost—$60,570,687)			84,414,566
		Principal Amount
COMMERCIAL PAPER	12.0%
American Express Credit Corp., 2.00%, due 1/2/08		$4,600,000	4,599,744
Prudential Funding Corp., 3.15%, due 1/2/08		4,600,000	4,599,598
State Street Boston, 2.00%, due 1/2/08		2,004,000	2,003,889
TOTAL COMMERCIAL PAPER (Identified cost—$11,203,231)			11,203,231
TOTAL INVESTMENTS (Identified cost—$71,773,918)	102.2%		95,617,797
LIABILITIES IN EXCESS OF OTHER ASSETS	(2.2)%		(2,082,193)
NET ASSETS	100.0%		$93,535,604

Glossary of Portfolio Abbreviation

ADR  American Depositary Receipt

Note: Percentages indicated are based on the net assets of the fund.

a Non-income producing security.

See accompanying notes to financial statements.

COHEN & STEERS UTILITY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007

ASSETS:
Investments in securities, at value (Identified cost—$71,773,918)	$95,617,797
Receivable for fund shares sold	7,341,438
Receivable for investment securities sold	218,032
Dividends receivable	105,966
Other assets	1,003
Total Assets	103,284,236
LIABILITIES:
Payable for dividends declared	8,227,367
Payable for investment securities purchased	840,483
Payable for fund shares redeemed	264,270
Payable for foreign currency overdraft, at value (Cost—$136,016)	138,128
Payable for investment advisory fees	84,856
Payable for distribution fees	5,136
Payable for directors' fees	3,850
Payable for shareholder servicing fees	1,793
Payable for administration fees	1,525
Other liabilities	181,224
Total Liabilities	9,748,632
NET ASSETS	$93,535,604
NET ASSETS consist of:
Paid-in-capital	$69,911,448
Accumulated undistributed net investment income	74,900
Accumulated net realized loss	(294,981)
Net unrealized appreciation	23,844,237
$93,535,604

See accompanying notes to financial statements.

COHEN & STEERS UTILITY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES—(Continued)

December 31, 2007

CLASS A SHARES:
NET ASSETS	$43,403,413
Shares issued and outstanding ($0.001 par value common stock outstanding)	2,483,963
Net asset value and redemption price per share	$17.47
Maximum offering price per share ($17.47 ÷ 0.955)[a]	$18.29
CLASS B SHARES:
NET ASSETS	$12,053,985
Shares issued and outstanding ($0.001 par value common stock outstanding)	693,223
Net asset value and offering price per share[b]	$17.39
CLASS C SHARES:
NET ASSETS	$36,563,281
Shares issued and outstanding ($0.001 par value common stock outstanding)	2,100,983
Net asset value and offering price per share[b]	$17.40
CLASS I SHARES:
NET ASSETS	$1,514,925
Shares issued and outstanding ($0.001 par value common stock outstanding)	86,512
Net asset value, offering and redemption price per share	$17.51

a  On investments of $100,000 or more, the offering price is reduced.

b  Redemption price per share is equal to the net asset value per share less any applicable deferred sales charge which varies with the length of time shares are held.

See accompanying notes to financial statements.

COHEN & STEERS UTILITY FUND, INC.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2007

Investment Income:
Dividend income (net of $20,751 of foreign withholding tax)	$2,140,488
Interest income	16,474
Total Income	2,156,962
Expenses:
Investment advisory fees	650,044
Distribution fees—Class A	112,401
Distribution fees—Class B	75,798
Distribution fees—Class C	213,437
Shareholder servicing fees—Class A	44,960
Shareholder servicing fees—Class B	25,266
Shareholder servicing fees—Class C	71,146
Professional fees	107,572
Administration fees	107,142
Directors' fees and expenses	64,465
Registration and filing fees	54,773
Custodian fees and expenses	45,098
Shareholder reporting expenses	42,846
Transfer agent fees and expenses	30,200
Miscellaneous	12,299
Total Expenses	1,657,447
Reduction of Expenses	(117,705)
Net Expenses	1,539,742
Net Investment Income	617,220
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on: Investments	15,311,755
Foreign currency transactions	(19,341)
Net realized gain	15,292,414
Net change in unrealized appreciation/depreciation on:
Investments	2,023,701
Foreign currency translations	4,401
Net change in unrealized appreciation	2,028,102
Net realized and unrealized gain	17,320,516
Net Increase in Net Assets Resulting from Operations	$17,937,736

See accompanying notes to financial statements.

COHEN & STEERS UTILITY FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2007	For the Year Ended December 31, 2006
Change in Net Assets:
From Operations:
Net investment income	$617,220	$2,162,858
Net realized gain	15,292,414	6,033,151
Net change in unrealized appreciation	2,028,102	8,386,818
Net increase in net assets resulting from operations	17,937,736	16,582,827
Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(411,354)	(1,357,458)
Class B	(32,228)	(142,804)
Class C	(85,934)	(574,207)
Class I	(39,241)	(72,709)
Net realized gain on investments:
Class A	(6,297,142)	(3,260,776)
Class B	(1,765,116)	(601,799)
Class C	(5,218,091)	(2,072,739)
Class I	(224,806)	(197,703)
Tax return of capital:
Class A	—	(7,602)
Class B	—	(1,403)
Class C	—	(4,832)
Class I	—	(461)
Total dividends and distributions to shareholders	(14,073,912)	(8,294,493)
Capital Stock Transactions:
Increase (decrease) in net assets from fund share transactions	91,460	(92,241,640)
Total increase (decrease) in net assets	3,955,284	(83,953,306)
Net Assets:
Beginning of year	89,580,320	173,533,626
End of year[a]	$93,535,604	$89,580,320

a  Includes undistributed net investment income of $74,900 and $13,136, respectively.

See accompanying notes to financial statements.

COHEN & STEERS UTILITY FUND, INC.

FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	Class A
	For the Year Ended December 31,			For the Period May 3, 2004[a] through
Per Share Operating Performance:	2007	2006	2005	December 31, 2004
Net asset value, beginning of period	$16.60	$15.25	$13.78	$11.46
Income from investment operations:
Net investment income	0.18 [b]	0.39	0.38 [b]	0.29 [b]
Net realized and unrealized gain on investments	3.75	2.54	1.45	2.20
Total from investment operations	3.93	2.93	1.83	2.49
Less dividends and distributions to shareholders from:
Net investment income	(0.17)	(0.39)	(0.34)	(0.14)
Net realized gain on investments	(2.90)	(1.19)	(0.00)[c]	(0.02)
Tax return of capital	—	(0.00)[c]	(0.02)	(0.01)
Total dividends and distributions to shareholders	(3.07)	(1.58)	(0.36)	(0.17)
Redemption fees retained by the fund	0.01	0.00 [c]	0.00 [c]	—
Net increase in net asset value	0.87	1.35	1.47	2.32
Net asset value, end of period	$17.47	$16.60	$15.25	$13.78
Total investment return[e]	23.84%	19.43%	13.33%	21.80%[d]
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$43.4	$47.0	$114.5	$26.9
Ratio of expenses to average daily net assets (before expense reduction)	1.64%	1.54%	1.58%	3.55%[f]
Ratio of expenses to average daily net assets (net of expense reduction)	1.50%	1.50%	1.49%	1.50%[f]
Ratio of net investment income to average daily net assets (before expense reduction)	0.85%	2.05%	2.44%	1.26%[f]
Ratio of net investment income to average daily net assets (net of expense reduction)	0.99%	2.08%	2.53%	3.31%[f]
Portfolio turnover rate	102%	56%	45%	16%[d]

a  Commencement of operations.

b  Calculation based on average shares outstanding.

c  Amount is less than $0.005.

d  Not annualized.

e  Does not reflect sales charges, which would reduce return.

f  Annualized.

See accompanying notes to financial statements.

COHEN & STEERS UTILITY FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class B
	For the Year Ended December 31,			For the Period May 3, 2004[a] through
Per Share Operating Performance:	2007	2006	2005	December 31, 2004
Net asset value, beginning of period	$16.54	$15.19	$13.74	$11.46
Income from investment operations:
Net investment income	0.06 [b]	0.28	0.28 [b]	0.21 [b]
Net realized and unrealized gain on investments	3.74	2.54	1.45	2.20
Total from investment operations	3.80	2.82	1.73	2.41
Less dividends and distributions to shareholders from:
Net investment income	(0.06)	(0.28)	(0.26)	(0.10)
Net realized gain on investments	(2.90)	(1.19)	(0.00)[c]	(0.02)
Tax return of capital	—	(0.00)[c]	(0.02)	(0.01)
Total dividends and distributions to shareholders	(2.96)	(1.47)	(0.28)	(0.13)
Redemption fees retained by the fund	0.01	0.00 [c]	0.00 [c]	—
Net increase in net asset value	0.85	1.35	1.45	2.28
Net asset value, end of period	$17.39	$16.54	$15.19	$13.74
Total investment return[e]	23.14%	18.66%	12.59%	21.08%[d]
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$12.0	$8.9	$7.7	$2.9
Ratio of expenses to average daily net assets (before expense reduction)	2.29%	2.14%	2.23%	4.66%[f]
Ratio of expenses to average daily net assets (net of expense reduction)	2.15%	2.14%	2.14%	2.15%[f]
Ratio of net investment income (loss) to average daily net assets (before expense reduction)	0.21%	1.35%	1.76%	(0.11)%[f]
Ratio of net investment income to average daily net assets (net of expense reduction)	0.34%	1.35%	1.85%	2.39%[f]
Portfolio turnover rate	102%	56%	45%	16%[d]

a  Commencement of operations.

b  Calculation based on average shares outstanding.

c  Amount is less than $0.005.

d  Not annualized.

e  Does not reflect sales charges, which would reduce return.

f  Annualized.

See accompanying notes to financial statements.

COHEN & STEERS UTILITY FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class C
	For the Year Ended December 31,			For the Period May 3, 2004[a] through
Per Share Operating Performance:	2007	2006	2005	December 31, 2004
Net asset value, beginning of period	$16.55	$15.20	$13.75	$11.46
Income from investment operations:
Net investment income	0.06 [b]	0.28	0.28 [b]	0.22 [b]
Net realized and unrealized gain on investments	3.74	2.54	1.45	2.20
Total from investment operations	3.80	2.82	1.73	2.42
Less dividends and distributions to shareholders from:
Net investment income	(0.06)	(0.28)	(0.26)	(0.10)
Net realized gain on investments	(2.90)	(1.19)	(0.00)[c]	(0.02)
Tax return of capital	—	(0.00)[c]	(0.02)	(0.01)
Total dividends and distributions to shareholders	(2.96)	(1.47)	(0.28)	(0.13)
Redemption fees retained by the fund	0.01	0.00 [c]	0.00 [c]	—
Net increase in net asset value	0.85	1.35	1.45	2.29
Net asset value, end of period	$17.40	$16.55	$15.20	$13.75
Total investment return[d]	23.04%	18.70%	12.58%	21.17%[e]
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$36.6	$30.8	$48.6	$14.6
Ratio of expenses to average daily net assets (before expense reduction)	2.28%	2.19%	2.23%	4.49%[f]
Ratio of expenses to average daily net assets (net of expense reduction)	2.15%	2.15%	2.14%	2.15%[f]
Ratio of net investment income to average daily net assets (before expense reduction)	0.20%	1.35%	1.79%	0.15%[f]
Ratio of net investment income to average daily net assets (net of expense reduction)	0.33%	1.39%	1.87%	2.49%[f]
Portfolio turnover rate	102%	56%	45%	16%[e]

a  Commencement of operations.

b  Calculation based on average shares outstanding.

c  Amount is less than $0.005.

d  Does not reflect sales charges, which would reduce return.

e  Not annualized.

f  Annualized.

See accompanying notes to financial statements.

COHEN & STEERS UTILITY FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class I
	For the Year Ended December 31,			For the Period May 3, 2004[a] through
Per Share Operating Performance:	2007	2006	2005	December 31, 2004
Net asset value, beginning of period	$16.63	$15.26	$13.78	$11.46
Income from investment operations:
Net investment income	0.25 [b]	0.43	0.43 [b]	0.27 [b]
Net realized and unrealized gain on investments	3.76	2.56	1.45	2.24
Total from investment operations	4.01	2.99	1.88	2.51
Less dividends and distributions to shareholders from:
Net investment income	(0.24)	(0.43)	(0.38)	(0.17)
Net realized gain on investments	(2.90)	(1.19)	(0.00)[c]	(0.01)
Tax return of capital	—	(0.00)[c]	(0.02)	(0.01)
Total dividends and distributions to shareholders	(3.14)	(1.62)	(0.40)	(0.19)
Redemption fees retained by the fund	0.01	0.00 [c]	0.00 [c]	—
Net increase in net asset value	0.88	1.37	1.48	2.32
Net asset value, end of period	$17.51	$16.63	$15.26	$13.78
Total investment return	24.36%	19.81%	13.73%	21.98%[d]
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$1.5	$2.9	$2.7	$1.3
Ratio of expenses to average daily net assets (before expense reduction)	1.31%	1.14%	1.24%	9.33%[e]
Ratio of expenses to average daily net assets (net of expense reduction)	1.15%	1.14%	1.14%	1.15%[e]
Ratio of net investment income (loss) to average daily net assets (before expense reduction)	1.20%	2.36%	2.80%	(4.92)%[e]
Ratio of net investment income to average daily net assets (net of expense reduction)	1.36%	2.36%	2.89%	3.26%[e]
Portfolio turnover rate	102%	56%	45%	16%[d]

a  Commencement of operations.

b  Calculation based on average shares outstanding.

c  Amount is less than $0.005.

d  Not annualized.

e  Annualized.

See accompanying notes to financial statements.

COHEN & STEERS UTILITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

Note 1. Significant Accounting Policies

Cohen & Steers Utility Fund, Inc. (the fund) was incorporated under the laws of the State of Maryland on January 13, 2004 and is registered under the Investment Company Act of 1940, as amended, as a nondiversified, open-end management investment company. The fund's investment objective is total return. The authorized shares of the fund are divided into four classes designated Class A, B, C, and I shares. Effective May 1, 2007, Class B shares are no longer offered except through dividend reinvestment and permitted exchanges by existing Class B shareholders. Each of the fund's shares has equal dividend, liquidation and voting rights (except for matters relating to distributions and shareholder servicing of such shares). Class B shares automatically convert to Class A shares at the end of the month which precedes the eighth anniversary of the purchase date.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day or, if no asked price is available, at the bid price.

Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. (Nasdaq) national market system are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the advisor) to be over-the-counter, but excluding securities admitted to trading on the Nasdaq National List, are valued at the official closing prices as reported by Nasdaq, the National Quotation Bureau, or such other comparable sources as the Board of Directors deem appropriate to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day, or if no asked price is available, at the bid price. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Board of Directors to reflect the fair market value of such securities. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes most closely reflect the value of such securities.

COHEN & STEERS UTILITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Securities for which market prices are unavailable, or securities for which the advisor determines that bid and/or asked price does not reflect market value, will be valued at fair value pursuant to procedures approved by the fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The fund's use of fair value pricing may cause the net asset value of fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Short-term debt securities, which have a maturity date of 60 days or less, are valued at amortized cost, which approximates value.

Security Transactions, Investment Income and Expense Allocations: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as the fund is informed after the ex-dividend date. The fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available, and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as an increase to unrealized appreciation/(depreciation) and realized gain/(loss) on investments as necessary once the issuers provide information about the actual composition of the distributions. Expenses are allocated to each class of shares based on the relative net asset value on the day such expense is accrued except for distribution fees and shareholder service fees which are charged directly to the respective class.

Foreign Currency Translations: The books and records of the fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and foreign currency contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gain/loss on foreign exchange

COHEN & STEERS UTILITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

transactions. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

Foreign Securities: The fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income are declared and paid quarterly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the fund based on the net asset value per share at the close of business on the payable date unless the shareholder has elected to have them paid in cash.

Income Taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary.

Note 2. Investment Advisory and Administration Fees and Other Transactions with Affiliates

Investment Advisory Fees: The advisor serves as the fund's investment advisor pursuant to an investment advisory agreement (the advisory agreement). Under the terms of the advisory agreement, the advisor provides the fund with the day-to-day investment decisions and generally manages the fund's investments in accordance with the stated policies of the fund, subject to the supervision of the fund's Board of Directors. For the services provided to the fund, the advisor receives a fee, accrued daily and paid monthly, at the annual rate of 0.75% of the average daily net assets of the fund up to and including $1.5 billion and 0.65% of the average daily net assets above $1.5 billion.

For the year ended December 31, 2007 and through December 31, 2008, the advisor has contractually agreed to waive its fee and/or reimburse the fund for expenses incurred to the extent necessary to maintain the fund's operating expenses at 1.50% for Class A shares, 2.15% for Class B shares and Class C shares and 1.15% for Class I shares.

COHEN & STEERS UTILITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Administration Fees: The fund has entered into an administration agreement with the advisor under which the advisor performs certain administrative functions for the fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.02% of the fund's average daily net assets. For the year ended December 31, 2007, the fund paid the advisor $17,335 in fees under this administration agreement. Additionally, the fund has retained State Street Bank and Trust Company as sub-administrator under a fund accounting and administration agreement.

Distribution Fees: Shares of the fund are distributed by Cohen & Steers Securities, LLC (the distributor), an affiliated entity of the advisor. The fund has adopted a distribution plan (the plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The plan provides that the fund will pay the distributor a fee, accrued daily and paid monthly, at an annual rate of up to 0.25% of the average daily net assets attributable to the Class A shares and up to 0.75% of the average daily net assets attributable to the Class B and Class C shares.

For the year ended December 31, 2007, the fund has been advised that the distributor received $14,733 in sales commissions from the sale of Class A shares and that the distributor also received $2,071, $6,262 and $10,344 of contingent deferred sales charges relating to redemptions of Class A, Class B and Class C shares, respectively. The distributor has advised the fund that proceeds from the contingent deferred sales charge on the Class B and C shares are paid to the distributor and are used by the distributor to defray its expenses related to providing distribution-related services to the fund in connection with the sale of the Class B and C shares, including payments to dealers and other financial intermediaries for selling Class B and C shares and interest and other financing costs associated with Class B and C shares.

Shareholder Servicing Fees: The fund has adopted a shareholder services plan which provides that the fund may obtain the services of qualified financial institutions to act as shareholder servicing agents for their customers. For these services, the fund may pay the shareholder servicing agent a fee, accrued daily and paid monthly, at an annual rate of up to 0.10% of the average daily net asset value of the fund's Class A shares and up to 0.25% of the average daily net asset value of the fund's Class B and C shares.

Directors' and Officers' Fees: Certain directors and officers of the fund are also directors, officers, and/or employees of the advisor. The fund does not pay compensation to any affiliated directors and officers except for the Chief Compliance Officer, who received $928 from the fund for the year ended December 31, 2007.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the year ended December 31, 2007 totaled $88,053,127 and $109,847,385 respectively.

COHEN & STEERS UTILITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 4. Income Tax Information

The tax character of dividends and distributions paid was as follows:

	For the Year Ended December 31,
	2007	2006
Ordinary income	$3,331,281	$2,669,812
Long-term capital gains	10,742,631	5,610,383
Tax return of capital	—	14,298
Total dividends and distributions	$14,073,912	$8,294,493

As of December 31, 2007, the tax-basis components of accumulated earnings and the federal tax cost were as follows:

Gross unrealized appreciation	$23,633,007
Gross unrealized depreciation	(8,828)
Net unrealized appreciation	$23,624,179
Cost for federal income tax purposes	$71,993,618

As of December 31, 2007, the fund had temporary book/tax differences primarily attributable to wash sales on portfolio securities and adjustments for holdings in partnerships and permanent book/tax differences primarily attributable to redemptions used as distributions. To reflect reclassifications arising from the permanent differences, paid-in capital was credited $1,750,353, accumulated net realized gain was charged $1,763,654 and accumulated net investment income was credited $13,301.

COHEN & STEERS UTILITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 5. Capital Stock

The fund is authorized to issue 200 million shares of capital stock at a par value of $0.001 per share. The Board of Directors of the fund may increase or decrease the aggregate number of shares of common stock that the fund has authority to issue. Transactions in fund shares were as follows:

	For the Year Ended December 31, 2007		For the Year Ended December 31, 2006
	Shares	Amount	Shares	Amount
CLASS A:
Sold	1,084,044	$20,411,824	1,013,824	$16,825,056
Issued as reinvestment of dividends and distributions	180,245	3,160,703	137,608	2,262,794
Redeemed	(1,612,463)	(29,797,101)	(5,830,011)	(90,891,934)
Redemption fees retained by the fund[a]	—	13,714	—	15,767
Net decrease	(348,174)	$(6,210,860)	(4,678,579)	$(71,788,317)
CLASS B:
Sold	244,636	$4,534,859	108,507	$1,723,726
Issued as reinvestment of dividends and distributions	34,590	602,034	7,963	130,747
Redeemed	(121,802)	(2,256,056)	(89,675)	(1,443,829)
Redemption fees retained by the fund[a]	—	3,168	—	1,185
Net increase.	157,424	$2,884,005	26,795	$411,829

COHEN & STEERS UTILITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

	For the Year Ended December 31, 2007		For the Year Ended December 31, 2006
	Shares	Amount	Shares	Amount
CLASS C:
Sold	1,114,970	$20,941,449	355,567	$5,727,955
Issued as reinvestment of dividends and distributions	89,846	1,564,607	23,272	382,648
Redeemed	(963,264)	(17,289,307)	(1,717,155)	(27,011,666)
Redemption fees retained by the fund[a]	—	8,560	—	7,018
Net increase (decrease)	241,552	$5,225,309	(1,338,316)	$(20,894,045)
CLASS I:
Sold	21,536	$407,626	7,171	$111,881
Issued as reinvestment of dividends and distributions	13,925	244,827	14,059	231,985
Redeemed	(125,424)	(2,460,547)	(19,995)	(315,375)
Redemption fees retained by the fund[a]	—	1,100	—	402
Net increase (decrease)	(89,963)	$(1,806,994)	1,235	$28,893

a  The fund may charge a 2% redemption fee on shares sold within 60 days of the time of purchase. Redemption fees are paid directly to the fund. Prior to September 28, 2007, the redemption fee was charged at a rate of 1% on shares sold within six months of the time of purchase.

Note 6. Borrowings

The fund, in conjunction with other Cohen & Steers funds, is a party to a $200,000,000 syndicated credit agreement (the credit agreement) with State Street Bank and Trust Company, as administrative agent and operations agent, and the lenders identified in the credit agreement, which expires December 2008. The fund pays a commitment fee of 0.10% per annum on its proportionate share of the unused portion of the credit agreement.

During the year ended December 31, 2007, the fund did not utilize the line of credit.

COHEN & STEERS UTILITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 7. Other

In the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is dependent on claims that may be made against the fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 8. New Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation 48, Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement 109 (FIN 48). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. FIN 48 is effective for fiscal years beginning after December 15, 2006. An assessment of the fund's tax positions has been made and it has been determined that there is no impact to the fund's financial statements.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management has evaluated the impact of SFAS 157 and it is not expected to have a material impact on the fund's net assets or results of operations.

Note 9. Subsequent Event

On January 22, 2008, the fund's board of directors approved, effective April 1, 2008, changing the fund's name to Cohen & Steers Global Infrastructure Fund, Inc. and changing the fund's investment policy to provide that, under normal market conditions, the fund will invest at least 80% of its net assets in U.S. and non-U.S. common stocks and other equity securities issued by infrastructure companies, which consist of utilities, pipelines, toll roads, airports, railroads, ports, telecommunications companies and other infrastructure-related companies. The fund will, under normal market conditions, invest at least 40%, unless market conditions are not deemed favorable by the advisor, in which case the fund would invest at least 30%, in utilities and infrastructure companies organized or located outside the U.S. or doing a substantial amount of business outside of the U.S. In addition, the board of directors approved that the fund may also invest up to 25% of its net assets in master limited partnerships and their affiliates.

COHEN & STEERS UTILITY FUND, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
Cohen & Steers Utility Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Cohen & Steers Utility Fund, Inc. (the "Fund") at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 18, 2008

COHEN & STEERS UTILITY FUND, INC.

TAX INFORMATION—2007 (Unaudited)

Pursuant to the Jobs and Growth Relief Reconciliation Act of 2003, the fund designates qualified dividend income of $1,979,879. Additionally, 51.1% of the ordinary dividends qualified for the dividends received deduction available to corporations. Also, the fund designates a long-term capital gain distribution of $12,370,855 at the 15% rate or maximum allowable.

OTHER INFORMATION

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our Web site at cohenandsteers.com or (iii) on the Securities and Exchange Commission's Web site at http://www.sec.gov. In addition, the fund's proxy voting record for the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's Web site at http://www.sec.gov.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available (i) without charge, upon request by calling 800-330-7348, or (ii) on the SEC's Web site at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that the distributions paid by the fund to shareholders are subject to recharacterization for tax purposes. The fund may also pay distributions in excess of the fund's net investment company taxable income and this excess would be a tax-free return of capital distributed from the fund's assets. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The board of directors of the fund, including a majority of the directors who are not parties to the fund's investment advisory agreement (the "Advisory Agreement"), or interested persons of any such party ("Independent Directors"), has the responsibility under the 1940 Act to approve the fund's Advisory Agreement for its initial two year term and its continuation annually thereafter at a meeting of the board called for the purpose of voting on the approval or continuation. At a meeting held in person on December 12, 2007, the Advisory Agreement was discussed and was unanimously continued for a one-year term by the fund's board, including the Independent Directors. The Independent Directors were represented by independent counsel who assisted them in their deliberations during the meeting and executive session.

In considering whether to continue the Advisory Agreement, the board reviewed materials provided by the fund's investment advisor (the "Investment Advisor") and fund counsel which included, among other things, fee, expense and performance information compared to peer funds ("Peer Funds") prepared by an independent data provider, supplemental performance and summary information prepared by the Investment Advisor, and

COHEN & STEERS UTILITY FUND, INC.

memoranda outlining the legal duties of the board. The board also spoke directly with representatives of the independent data provider and met with investment advisory personnel. In addition, the board considered information provided from time to time by the Investment Advisor throughout the year at meetings of the board, including presentations by portfolio managers relating to the investment performance of the fund and the investment strategies used in pursuing the fund's objective. In particular, the board considered the following:

(i) The nature, extent and quality of services to be provided by the Investment Advisor: The board reviewed the services that the Investment Advisor provides to the fund, including, but not limited to, making the day-to-day investment decisions for the fund, and generally managing the fund's investments in accordance with the stated policies of the fund. The board also discussed with officers and portfolio managers of the fund the amount of time the Investment Advisor dedicates to the fund and the types of transactions that were being done on behalf of the fund. Additionally, the board took into account the services provided by the Investment Advisor to its other funds, including those that invest substantially in utility securities and have investment objectives and strategies similar to the fund.

The board next considered the education, background and experience of the Investment Advisor's personnel, noting particularly that the favorable history and reputation of the portfolio managers for the fund, has had, and would likely continue to have, a favorable impact on the success of the fund. The board further noted the Investment Advisor's ability to attract quality and experienced personnel. The board then considered the administrative services provided by the Investment Advisor, including compliance and accounting services. After consideration of the above factors, among others, the board concluded that the nature, quality and extent of services provided by the Investment Advisor are adequate and appropriate.

(ii) Investment performance of the fund and the Investment Advisor: The board considered the investment performance of the fund versus Peer Funds and compared to relevant benchmarks. The board noted that the fund had outperformed the Peer Funds' median for the one-year period but lagged the median for the three-year period. The board also noted that the fund outperformed its benchmark for both the one- and three-year periods. Representatives of the Investment Advisor discussed its elimination of the fund's preferred securities weighting at the end of 2005 and noted that the fund has outperformed its blended benchmark, which incorporates the utility preferred hybrid benchmark until the end of 2005, since the fund's inception.

The also considered the Investment Advisor's strong performance in managing other funds that invest in utility securities. The board determined that fund performance, in light of all the considerations noted above, was satisfactory.

(iii) Cost of the services to be provided and profits to be realized by the Investment Advisor from the relationship with the fund: Next, the board considered the advisory fees and administrative fees payable by the fund, as well as total expense ratios. As part of their analysis, the board gave substantial consideration to the fee and expense analyses provided by the independent data provider. While acknowledging that the fees and expenses

COHEN & STEERS UTILITY FUND, INC.

were generally above the median compared to the Peer Funds, the board considered that the Investment Advisor continued to waive and/or reimburse certain fees and expenses of the fund and considered the fund's relatively small size (second smallest in the peer group), noting that the Investment Advisor expects the expense ratio to decline as the fund grows so that overall expenses would compare more favorably with the Peer Funds, and concluded that the fund's current expense structure is competitive in the peer group.

The board also reviewed information regarding the profitability to the Investment Advisor of its relationship with the fund. The board considered the level of the Investment Advisor's profits and whether the profits were reasonable for the Investment Advisor. The board took into consideration other benefits to be derived by the Investment Advisor in connection with the Advisory Agreement, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended, that the Investment Advisor receives by allocating the fund's brokerage transactions. The board also considered the fees received by the Investment Advisor under the Administration Agreement, but noted the significant services received, such as operational services and furnishing office space and facilities for the fund, and providing persons satisfactory to the board to serve as officers of the fund, and that these services were beneficial to the fund. The directors concluded that the profits realized by the Investment Advisor from its administrative relationship with the fund were reasonable and consistent with fiduciary duties.

(iv) The extent to which economies of scale would be realized as the fund grows and whether fee levels would reflect such economies of scale: The board noted that the fund's advisory fee schedule contains a breakpoint of 10 basis points once the fund's assets reached $1.5 billion and that the advisory fee rate reflected the impact of this breakpoint. The board considered the fund's asset size and determined that there were not at this time significant economies of scale that were not being shared with stockholders.

(v) Comparison of services rendered and fees paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients: As discussed above in (i) and (iii), the board compared both the services rendered and the fees paid under the Advisory Agreement to those under other investment advisory contracts of other investment advisers managing Peer Funds. The board also compared both the services rendered and fees paid under the Advisory Agreement to the Investment Advisor's other fund advisory agreements. The board determined that on a comparative basis the fees under the Advisory Agreement were reasonable in relation to the services provided.

No single factor was cited as determinative to the decision of the board. Rather, after weighing all of the considerations and conclusions discussed above, the board, including the Independent Directors, unanimously approved the continuation of the Advisory Agreement.

COHEN & STEERS UTILITY FUND, INC.

MANAGEMENT OF THE FUND

The business and affairs of the fund are managed under the direction of the board of directors. The board of directors approves all significant agreements between the fund and persons or companies furnishing services to it, including the fund's agreements with its advisor, administrator, custodian and transfer agent. The management of the fund's day-to-day operations is delegated to its officers, the advisor and the fund's administrator, subject always to the investment objective and policies of the fund and to the general supervision of the board of directors.

The directors and officers of the fund and their principal occupations during the past five years are set forth below. The statement of additional information (SAI) includes additional information about fund directors and is available, without charge, upon request by calling 800-330-7348.

Name, Address and Age*	Position(s) Held With Fund	Term of Office	Principal Occupation During Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served**
Interested Directors[1]

Robert H. Steers Age: 54	Director and Co-Chairman	Until next election of directors	Co-Chairman and Co-Chief Executive Officer of Cohen & Steers Capital Management, Inc. (CSCM), the fund's investment manager, and its parent company, Cohen & Steers, Inc. (CNS) since 2004. Vice President and Director, Cohen & Steers Securities, LLC (CSSL), the Cohen & Steers open-end funds' distributor. Prior thereto, Chairman of CSCM and the Cohen & Steers funds.	22	1991 to present

Martin Cohen Age: 59	Director and Co-Chairman	Until next election of directors	Co-Chairman and Co-Chief Executive Officer of CSCM and CNS. Vice President and Director of CSSL. Prior thereto, President of the CSCM and the Cohen & Steers funds.	22	1991 to present

  (table continued on next page)

*    The address for each director is 280 Park Avenue, New York, NY 10017.

** The length of time served represents the year in which the director was first elected or appointed to any fund in the Cohen & Steers fund complex.

1    "Interested person", as defined in the 1940 Act, of the fund because of affiliation with CSCM.

COHEN & STEERS UTILITY FUND, INC.

(table continued from previous page)

Name, Address and Age*	Position(s) Held With Fund	Term of Office	Principal Occupation During Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served**
Disinterested Directors

Bonnie Cohen[2] Age: 65	Director	Until next election of directors	Consultant. Director, Reis, Inc.; Chair of the Board of Global Heritage Fund; Program member, The Moriah Fund; Advisory Committee member, The Posse Foundation; Board member, District of Columbia Public Libraries; Visiting Committee, Harvard Business School. Former Under Secretary of State for Management, United States Department of State, 1996-2000.	22	2001 to present

George Grossman Age: 54	Director	Until next election of directors	Attorney-at-law.	22	1993 to present

Richard E. Kroon Age: 65	Director	Until next election of directors	Member of Investment Committee, Monmouth University; retired Chairman and Managing Partner of the Sprout Group venture capital funds, then an affiliate of Donaldson, Lufkin & Jenrette Securities Corporation; and former Chairman of the National Venture Capital Association.	22	2004 to present

Richard J. Norman Age: 64	Director	Until next election of directors	Private Investor. Board of Directors of Maryland Public Television, Advisory Board Member of the Salvation Army. Prior thereto, Investment Representative of Morgan Stanley Dean Witter.	22	2001 to present

  (table continued on next page)

*    The address for each director is 280 Park Avenue, New York, NY 10017.

** The length of time served represents the year in which the director was first elected or appointed to any fund in the Cohen & Steers fund complex.

2    Martin Cohen and Bonnie Cohen are not related.

COHEN & STEERS UTILITY FUND, INC.

(table continued from previous page)

Name, Address and Age*	Position(s) Held With Fund	Term of Office	Principal Occupation During Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served**
Frank K. Ross Age: 64	Director	Until next election of directors	Professor of Accounting, Howard University; Board member of Pepco Holdings, Inc. (electric utility). Formerly, Midatlantic Area Managing Partner for Audit and Risk Advisory Services at KPMG LLP and Managing Partner of its Washington, DC office.	22	2004 to present

Willard H. Smith Jr. Age: 71	Director	Until next election of directors	Board member of Essex Property Trust Inc., Realty Income Corporation and Crest Net Lease, Inc. Managing Director at Merrill Lynch & Co., Equity Capital Markets Division from 1983 to 1995.	22	1996 to present

C. Edward Ward Jr. Age: 61	Director	Until next election of directors	Member of the Board of Trustees of Directors Manhattan College, Riverdale, New York. Formerly head of closed-end fund listings for the New York Stock Exchange.	22	2004 to present

*    The address for each director is 280 Park Avenue, New York, NY 10017.

** The length of time served represents the year in which the director was first elected or appointed to any fund in the Cohen & Steers fund complex.

COHEN & STEERS UTILITY FUND, INC.

The officers of the fund (other than Messrs. Cohen and Steers, whose biographies are provided above), their address, their ages and their principal occupations for at least the past five years are set forth below.

Name, Address and Age*	Position(s) with Fund	Principal Occupation During Past 5 Years	Length of Time Served**
Adam M. Derechin Age: 43	President and Chief Executive Officer	Chief Operating Officer of CSCM (since 2003) and CNS (since 2004). Prior to that, Senior Vice President of CSCM and Vice President and Assistant Treasurer of the Cohen & Steers funds.	Since 2005

Joseph M. Harvey Age: 44	Vice President	President of CSCM (since 2003) and CNS (since 2004). Prior to that, Senior Vice President and Director of Investment Research of CSCM.	Since 2004

Robert S. Becker Age: 38	Vice President	Senior Vice President of CSCM since 2003. Prior to that, portfolio manager at Franklin Templeton Investments.	Since 2003

Francis C. Poli Age: 45	Secretary	Executive Vice President, Secretary and General Counsel of CSCM and CNS since March 2007. Prior thereto, General Counsel of Allianz Global Investors of America LP.	Since 2007

James Giallanza Age: 41	Treasurer	Senior Vice President of CSCM since September 2006. Prior thereto, Deputy Head of the US Funds Administration and Treasurer & CFO of various mutual funds within the Legg Mason (formally Citigroup Asset Management) fund complex from August 2004 to September 2006; Director/Controller of the US wholesale business at UBS Global Asset Management (U.S.) from September 2001 to July 2004.	Since 2006

Lisa Phelan Age: 39	Chief Compliance Officer	Vice President & Director of Compliance of CSCM since January 2006. Chief Compliance Officer of CSSL since 2004. Prior to that, Compliance Officer of CSCM since 2004. Chief Compliance Officer, Avatar Associates & Overture Asset Managers, 2003-2004. First VP, Risk Management, Prudential Securities, Inc. 2000-2003.	Since 2006

*    The address of each officer is 280 Park Avenue, New York, NY 10017.

**  Officers serve one-year terms. The length of time served represents the year in which the officer was first elected to that position in any fund in the Cohen & Steers fund complex. All of the officers listed above are officers of one or more of the other funds in the complex.

COHEN & STEERS UTILITY FUND, INC.

Meet the Cohen & Steers family of open-end funds:

COHEN & STEERS
REALTY SHARES

  •  Designed for investors seeking maximum total return, investing primarily in REITs

  •  Symbol: CSRSX

COHEN & STEERS
REALTY INCOME FUND

  •  Designed for investors seeking maximum total return, investing primarily in real estate securities with an emphasis on both income and appreciation

  •  Symbols: CSEIX, CSBIX, CSCIX, CSDIX

COHEN & STEERS
INTERNATIONAL REALTY FUND

  •  Designed for investors seeking maximum total return, investing primarily in international real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX

COHEN & STEERS
DIVIDEND VALUE FUND

  •  Designed for investors seeking high current income and long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

  •  Symbols: DVFAX, DVFCX, DVFIX

COHEN & STEERS
INSTITUTIONAL GLOBAL REALTY SHARES

  •  Designed for investors seeking maximum total return, investing primarily in global real estate securities

  •  Symbol: GRSIX

COHEN & STEERS
INSTITUTIONAL REALTY SHARES

  •  Designed for institutional investors seeking maximum total return, investing primarily in REITs

  •  Symbol: CSRIX

COHEN & STEERS
GLOBAL REALTY SHARES

  •  Designed for investors seeking maximum total return, investing in global real estate equity securities

  •  Symbols: CSFAX, CSFBX, CSFCX, CSSPX

COHEN & STEERS
UTILITY FUND

  •  Designed for investors seeking maximum total return, investing primarily in utilities

  •  Symbols: CSUAX, CSUBX, CSUCX, CSUIX

COHEN & STEERS
ASIA PACIFIC REALTY SHARES

  •  Designed for investors seeking maximum total return, investing primarily in real estate securities located in the Asia Pacific region

  •  Symbols: APFAX, APFCX, APFIX

COHEN & STEERS
EUROPEAN REALTY SHARES

  •  Designed for investors seeking maximum total return, investing primarily in real estate securities located in Europe

  •  Symbols: EURAX, EURCX, EURIX

Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the prospectus carefully before investing.

Cohen & Steers Securities, LLC, Distributor

COHEN & STEERS UTILITY FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and co-chairman

Martin Cohen
Director and co-chairman

Bonnie Cohen
Director

George Grossman
Director

Richard E. Kroon
Director

Richard J. Norman
Director

Frank K. Ross
Director

Willard H. Smith Jr.
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and chief executive officer

Joseph M. Harvey
Vice president

Robert S. Becker
Vice president

Francis C. Poli
Secretary

James Giallanza
Treasurer and chief financial officer

Lisa D. Phelan
Chief compliance Officer

KEY INFORMATION

Investment Advisor

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Subadministrator and Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent

Boston Financial Data Services, Inc.
2 Heritage Drive
North Quincy, MA 02171
(800) 437-9912

Legal Counsel

Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, NY 10038

Distributor

Cohen & Steers Securities, LLC
280 Park Avenue
New York, NY 10017

Nasdaq Symbol: Class A—CSUAX
Class B—CSUBX
Class C—CSUCX
Class I— CSUIX

Web site: cohenandsteers.com

This report is authorized for delivery only to shareholders of Cohen & Steers Utility Fund, Inc. unless accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the fund. Past performance is of course no guarantee of future results and your investment may be worth more or less at the time you sell.

COHEN & STEERS

UTILITY FUND

280 PARK AVENUE

NEW YORK, NY 10017

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CSUAXAR

ANNUAL REPORT

DECEMBER 31, 2007

Item 2. Code of Ethics.

The registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800-330-7348 or writing to the Secretary of the registrant, 280 Park Avenue, New York, NY 10017.

Item 3. Audit Committee Financial Expert.

The registrant’s board has determined that Frank K. Ross, a member of the board’s audit committee, is an “audit committee financial expert”. Mr. Ross is “independent,” as such term is defined in this Item.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2007	2006
Audit Fees	$41,800	$45,719
Audit-Related Fees	8,500	—
Tax Fees	13,300	13,500
All Other Fees	—	—

Audit-related fees were billed in connection with agreed upon procedures performed by the registrant’s principal accountant relating to after-tax return calculations. Tax fees were billed in connection with the preparation of tax returns, calculation and designation of dividends and other miscellaneous tax services.

Aggregate fees billed by the registrant’s principal accountant for the last two fiscal years for non-audit services provided to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is subcontracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registered investment company, where the engagement relates directly to the operations and financial reporting of the registrant, were as follows:

	2007	2006
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	$109,000	$65,000

These other fees were billed in connection with internal control reviews.

(e)(1)       The audit committee is required to pre-approve audit and non-audit services performed for the registrant by the principal accountant. The audit committee also is required to pre-approve non-audit services performed by the registrant’s principal accountant for the registrant’s investment adviser and any sub-adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and/or to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant, if the engagement for services relates directly to the operations and financial reporting of the registrant.

The audit committee may delegate pre-approval authority to one or more of its members who are independent members of the board of directors of the registrant. The member or members to whom such authority is delegated shall report any pre-approval decisions to the audit committee at its next scheduled meeting. The audit committee may not delegate its responsibility to pre-approve services to be performed by the registrant’s principal accountant to the investment adviser.

(e) (2)      No services included in (b) – (d) above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)            Not applicable.

(g)           For the fiscal years ended December 31, 2007 and December 31, 2006, the aggregate fees billed by the registrant’s principal accountant for non-audit services rendered to the registrant and for non-audit services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and/or to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant were $78,300 and $78,500, respectively.

(h)           The registrant’s audit committee considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and/or to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X  was compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The board of directors of the registrant has adopted a Nominating Committee Charter which provides that the Nominating Committee (the “Committee”) will consider and evaluate nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. The shareholder must submit any such recommendation in writing to the registrant, to the attention of the Secretary, at the address of the principal executive offices of the registrant. A copy of the qualifications and procedures that must be met or followed by shareholders to properly submit a nominee candidate to the Committee may be obtained by submitting a request in writing to the Secretary of the registrant.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)  Not applicable.

(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certifications of chief executive officer and chief financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS UTILITY FUND, INC.

By:	/s/ Adam M. Derechin

Name: Adam M. Derechin

Title: President and Chief Executive Officer

Date: March 3, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer
(principal executive officer)

By:	/s/ James Giallanza
	Name:	James Giallanza
	Title:	Treasurer
(principal financial officer)

Date: March 3, 2008